SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2016

DTHERA SCIENCES

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191175	90-0925768
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

7310 Miramar Rd., San Diego, CA	92126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 215-6360

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)     Previous independent accountant

On November 8, 2016, Dthera Sciences, a Nevada corporation (the “Company”) notified Pritchett Siler & Hardy, P.C. (“PSH”), an independent registered public accounting firm, that effective as of November 8, 2016, the Company had decided to dismiss PSH as the Company’s independent registered public accounting firm. The decision to dismiss PSH was made and approved by the Company’s Board of Directors.

The audit reports of PSH on the Company's financial statements for the fiscal years ended June 30, 2016 and 2015, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles, except that the PSH reports for these fiscal years ended contained a going concern uncertainty. This uncertainty expressed substantial doubt about the Company's ability to continue as a going concern based on working capital deficits and the lack of profitable operations.

During the two most recent fiscal years and through November 8, 2016, the Company had no disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused PSH to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PSH with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that PSH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PSH agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of PSH’s letter dated November 10, 2016, is filed as Exhibit 16.1to this Form 8-K.

(b)     New independent accountant

Effective as of November 8, 2016, the Company engaged Sadler Gibb & Associates, LLC (“Sadler Gibb”) as its new independent registered public accounting firm. The decision to engage Sadler Gibb was made and approved by the Company's Board of Directors. The headquarters office of Sadler Gibb is located in Salt Lake City, Utah, and Sadler Gibb is registered with the Public Company Accounting Oversight Board.

During the two most recent fiscal years and through November 8, 2016, the Company has not consulted with Sadler Gibb regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description of Exhibit

16.1	Pritchett Siler & Hardy, P.C. letter addressed to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dthera Sciences

Date: November 14, 2016

By: /s/ Edward Cox

Name: Edward Cox

Title: Chief Executive Officer

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